UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48034 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release issued April 11, 2006
Visual Slides

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On April 11, 2006, Lear Corporation issued a press release providing its 2006 financial guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
On April 11, 2006, certain officers of Lear Corporation will make a presentation at the 2006 Morgan Stanley Global Automotive Conference. The visual slides from the presentation are attached hereto as Exhibit 99.2 and incorporated by reference herein.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press release issued April 11, 2006, furnished herewith.

99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation at the 2006 Morgan Stanley Global Automotive Conference April 11, 2006, furnished herewith.

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SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: April 11, 2006	By:	/s/ James H. Vandenberghe

	Name:	James H. Vandenberghe
	Title:	Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued April 11, 2006, furnished herewith.

99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation at the 2006 Morgan Stanley Global Automotive Conference April 11, 2006, furnished herewith.

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